HIGHTOUCH TECHNOLOGIES, INC.
INDEX TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                                                                         PAGE(S)

Report of Independent Accountants                                          1

Financial Statements:

   Balance Sheet                                                           2

   Statement of Operations                                                 3

   Statement of Changes in Stockholders' Deficiency                        4

   Statement of Cash Flows                                                 5

   Notes to Financial Statements                                         6-12

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors
HighTouch Technologies, Inc.:

In our opinion, the accompanying balance sheet and the related statements of operations, changes in stockholders' deficiency and cash flows present fairly, in all material respects, the financial position of HighTouch Technologies, Inc. (the Company) at December 21, 1999, and the results of its operations and its cash flows for the period from April 1, 1999 to December 21, 1999, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As discussed in Note 12 to the financial statements, on December 21, 1999, Kipling Investments Labuan Limited purchased 100% of the outstanding capital stock of the Company.



PricewaterhouseCoopers LLP
Minneapolis, Minnesota
July 24, 2000

HIGHTOUCH TECHNOLOGIES, INC.
BALANCE SHEET
DECEMBER 21, 1999
--------------------------------------------------------------------------------


                                     ASSETS
Current assets:

    Cash                                                                                                 $ 138,638
    Accounts receivable                                                                                     90,338
    Deferred software project costs                                                                         16,661
    Prepaid expenses and other current assets                                                               20,930
                                                                                                         ---------

      Total current assets                                                                                 266,567

Property and equipment,net                                                                                 171,568
Intangible assets,net                                                                                      451,683
Other assets                                                                                                12,474
                                                                                                         ---------

      Total assets                                                                                       $ 902,292
                                                                                                         =========
                           LIABILITIES AND STOCKHOLDERS' DEFICIENCY

Current liabilities:
    Accounts payable                                                                                     $ 491,055
    Current maturities of long-term debt                                                                   975,580
    Deferred revenue                                                                                       747,824
    Accrued expenses and other                                                                              84,618
                                                                                                        ----------

      Total current liabilities                                                                          2,299,077
                                                                                                        ----------

Long-term debt and capital lease obligations                                                               346,555

      Total  liabilities                                                                                 2,645,632

Commitments and contingencies (Notes 5 and 11)

Stockholders' deficiency:
    Series A convertible preferred stock; $.01 par value; 511,716 shares authorized;
        505,882 shares issued and outstanding                                                                5,059
    Common stock, $.01 par value; 3,000,000 shares authorized, 1,000,000 shares issued
        and outstanding                                                                                     10,000
    Additional paid-in capital                                                                           2,003,563
    Accumulated deficit                                                                                 (3,761,962)
                                                                                                        ----------

      Total stockholders' deficiency                                                                    (1,743,340)
                                                                                                        ----------

      Total liabilities and stockholders' deficiency                                                     $ 902,292
                                                                                                        ==========



   The accompanying notes are an integral part of these financial statements.

HIGHTOUCH TECHNOLOGIES, INC.
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM APRIL 1, 1999 TO DECEMBER 21, 1999
--------------------------------------------------------------------------------

Revenues                                                                                               $ 1,421,837
Cost of revenues                                                                                           951,374
                                                                                                       -----------

      Gross profit                                                                                         470,463
                                                                                                       -----------

Operating expenses:
    General and administrative                                                                           1,010,009
    Sales and marketing                                                                                    353,047
    Product development                                                                                    484,728

                                                                                                       -----------

      Total operating expenses                                                                           1,847,784
                                                                                                       -----------

      Loss from operations                                                                              (1,377,321)


Interest expense                                                                                          (512,350)
                                                                                                       -----------

Net loss                                                                                               $(1,889,671)
                                                                                                       ===========


   The accompanying notes are an integral part of these financial statements.

HIGHTOUCH TECHNOLOGIES, INC.
STATEMENT OF CHANGES IN STOCKHOLDERS' DEFICIENCY
FOR THE PERIOD FROM APRIL 1, 1999 TO DECEMBER 21, 1999
--------------------------------------------------------------------------------



                                        PREFERRED STOCK          COMMON STOCK        ADDITIONAL                        STOCKHOLDERS'
                                        ---------------     ---------------------     PAID-IN        ACCUMULATED        DEFICIENCY
                                       SHARES   PAR VALUE    SHARES     PAR VALUE     CAPITAL          DEFICIT

Balances at March 31, 1999             441,177   $ 4,412    1,000,000   $ 10,000    $1,371,121      $ (1,872,291)       $  (486,758)

Issuance of preferred stock             64,705       647                               208,328                              208,975

Warrants issued in connection
 with debt                                                                             424,114                              424,114

Net loss                                                                                              (1,889,671)        (1,889,671)
                                       --------    ------    ---------  --------    ----------      ------------        -----------
Balances at December 21, 1999          $505,882    $5,059    1,000,000  $ 10,000    $2,003,563      $ (3,761,962)       $(1,743,340)
                                       ========    ======    =========  ========    ==========      ============        ===========


   The accompanying notes are an integral part of these financial statements.

HIGHTOUCH TECHNOLOGIES, INC.
STATEMENT OF CASH FLOWS
FOR THE PERIOD FROM APRIL 1, 1999 TO DECEMBER 21, 1999
--------------------------------------------------------------------------------

Cash flows from operating activities:
    Net loss                                                                                          $ (1,889,671)
    Adjustments to reconcile net loss to net cash used by
        operating activities:
      Warrants issued in connection with debt                                                              424,114
      Depreciation                                                                                          32,526
      Amortization                                                                                          91,226
     Changes in assets and liabilities:
           Accounts receivable                                                                             107,229
           Deferred Software Project costs                                                                 (16,661)
           Prepaid expenses and other current assets                                                       (12,683)
           Other assets                                                                                     (6,346)
           Accounts payable                                                                                   (874)
           Deferred revenue                                                                                747,824
           Accrued expenses and other                                                                       58,047
                                                                                                      ------------
                                                                                                          (465,269)
      Net cash used in operating activities
                                                                                                      ------------

Cash flows from investing activities:
    Purchase of property and equipment                                                                     (90,425)
                                                                                                      ------------

      Net cash used in financing activities                                                                (90,425)
                                                                                                      ------------

Cash flows from financing activities:
    Proceeds from issuance of debt                                                                         500,000
    Principal payments on debt                                                                             (44,670)
    Proceeds from issuance of preferred stock                                                              208,975
                                                                                                      ------------

      Net cash provided by financing activities                                                            664,305
                                                                                                      ------------

Net increase in cash                                                                                       108,611

Cash at beginning of year                                                                                   30,027
                                                                                                      ------------

Cash at end of year                                                                                      $ 138,638
                                                                                                      ------------

Supplemental disclosure of cash flow information:
    Cash paid for interest                                                                               $  73,658
                                                                                                      ============






   The accompanying notes are an integral part of these financial statements.

HIGHTOUCH TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD FROM APRIL 1, 1999 TO DECEMBER 21, 1999
--------------------------------------------------------------------------------


1.     NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

       NATURE OF BUSINESS
       HighTouch Technologies, Inc. (the Company) was incorporated on January 9, 1998 under the laws of the state of Florida. The Company has developed customer order processing software applications targeted for large enterprises with multiple marketing and distribution channels to end-user consumers. The Company also provides consulting services to these enterprises.

       FINANCIAL STATEMENT PRESENTATION
       The preparation of the financial statements, in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

       CASH EQUIVALENTS
       The Company considers all highly liquid instruments purchased with an original maturity of three months or less to be cash equivalents. The carrying value of cash equivalents approximates fair value due to the short maturity of these instruments.

       PROPERTY AND EQUIPMENT
       Property and equipment are recorded at cost. The Company recognizes depreciation expense using the straight-line method over the estimated useful lives of the assets, which range from three to seven years. Repair and maintenance costs are charged to expense as incurred.

       CAPITALIZED SOFTWARE
       Development costs for software to be licensed or sold that are incurred from the time technological feasibility is established until the product is available for general release to customers are capitalized and reported at the lower of cost or net realizable value. Through December 21, 1999, no significant amounts were expended subsequent to reaching technological feasibility.

       INTANGIBLE ASSETS
       The costs of a trademark and certain licensing agreements for software usage are being amortized on the straight-line method over their respective useful lives of three to ten years. Intangible assets are shown net of accumulated amortization of approximately $91,226 at December 21, 1999.

HIGHTOUCH TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD FROM APRIL 1, 1999 TO DECEMBER 21, 1999
--------------------------------------------------------------------------------


       LONG-LIVED ASSETS
       When events or changes in circumstances warrant, the Company investigates potential impairments of long-lived assets and certain identifiable intangibles. An impairment loss would be recognized if the sum of the expected future net cash flows were less than the carrying amount of the asset. No such impairments of long-lived assets occurred during the period from April 1, 1999 to December 21, 1999.

       REVENUE RECOGNITION
       The Company recognizes software license revenue upon meeting each of the following criteria: execution of a license agreement or contract; delivery of software; the license fee is fixed and determinable; collectibility of the proceeds is assessed as being probable; and vendor specific objective evidence exists to allocate the total fee to elements of the arrangement. Vendor-specific objective evidence is based on the price charged when an element is sold separately, or if not yet sold separately, is established by authorized management. Service revenue includes maintenance revenue, which is deferred and recognized ratably over the maintenance period, and revenue from consulting and training services, which is recognized as services are performed. Consulting services are customarily billed at a fixed daily rate plus out-of-pocket expenses.

       The Company's revenue, other then maintenance revenue, is generally recognized using the completed contract method, with the associated costs of the contract deferred until the revenue is recognized. Amounts received under contracts in advance of completion are recorded as deferred revenue and are generally recognized within one year from receipt. Contract losses are recorded as a charge to income in the period such losses are first identified.

       INCOME TAXES
       The Company accounts for income taxes pursuant to Statement of Financial Accounting Standard No. 109, "Accounting for Income Taxes" (SFAS No.
       109). Deferred income taxes are recognized for the tax consequences in future years of differences between the tax basis of assets and liabilities and their financial reporting amounts at each year end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized based on expectations about future taxable income.

       ADVERTISING EXPENSE
       The costs incurred for advertising and promotion are expensed when incurred. Included in sales and marketing expenses were advertising expense of $60,693 for the period from April 1, 1999 to December 21, 1999.

       CONCENTRATIONS OF CREDIT RISK
       The Company's financial investments that are subject to concentrations of credit risk consist primarily of cash. The Company's policy is to place its cash with high credit quality financial institutions in order to limit the amount of its credit exposure.

HIGHTOUCH TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD FROM APRIL 1, 1999 TO DECEMBER 21, 1999
--------------------------------------------------------------------------------

       NEW ACCOUNTING PRONOUNCEMENTS
       In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Accounting Standards No. 133 ("FAS 133"), "Accounting for Derivative Instruments and Hedging Activities" which is effective for all fiscal quarters of fiscal years beginning after June 15, 1999. This statement establishes a new model for accounting for derivatives and hedging activities. Under FAS 133, all derivatives must be recognized as assets and liabilities and measured at fair value. In July 1999, the FASB issued Statement of Accounting Standards No. 137 "Accounting for Derivative Instruments and Hedging Activities -- Deferral of the Effective Date of FASB Statement No. 133" which defers the effective date of FAS 133 to all fiscal quarters of fiscal years beginning after June 15, 2000. In June 2000, the FASB issued Statement of Accounting Standards No. 138 "Accounting for Certain Derivative Instruments and Certain Hedging Activities -- an Amendment of FASB Statement No. 133" which amends certain aspects of FAS 133. The adoption of FAS 133 and FAS 138 is not expected to have a significant impact on the Company's financial position or results of operations.

       In April 2000, the FASB issued FASB Interpretation ("FIN") No. 44, "Accounting for Certain Transactions Involving Stock Compensation and Interpretation of APB 25," which is effective July 1, 2000, except for certain conclusions which cover specific events after either December 15, 1998 or January 12, 2000. FIN No. 44 clarifies the application of APB 25 related to modifications of stock options, changes in grantee status, and options issued on a business combination, among other things. The adoption of FIN No. 44 is not expected to have a significant impact on the Company's financial position or results of operations.


2.     PROPERTY AND EQUIPMENT

       Property and equipment consisted of the following at December 21, 1999:

       Furniture and office equipment                                           $ 24,605
       Computer equipment                                                        181,245
       Software                                                                   23,452
                                                                                ---------
                                                                                 229,302

       Less accumulated depreciation                                             (57,734)
                                                                                ---------

                                                                                $171,568
                                                                                =========

HIGHTOUCH TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD FROM APRIL 1, 1999 TO DECEMBER 21, 1999
--------------------------------------------------------------------------------

3.     LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS


       At December 21, 1999, long-term debt consisted of the following:

       Note payable to officer, uncollateralized, interest at 7%, payment due on
          demand                                                                              $   12,265

       Note  payable to a vendor, uncollateralized, interest at 7%, monthly interest payments of $2,500, all principal and remaining accrued
          interest due on July 1, 2005                                                           400,000

       Note payable, uncollateralized, interest at 8%, all principal and interest
          due on August 2000                                                                     500,000

       Capital lease obligations, interest at 7%, monthly payments
          through July 1, 2005                                                                   409,870
                                                                                               ---------

       Total debt obligations                                                                  1,322,135

       Less current portion                                                                      975,580
                                                                                               ---------

       Long-term debt and capital lease obligations, less current portion                      $ 346,555
                                                                                               ---------


       The annual principal requirements on obligations capital lease obligations for the remainder of fiscal year 2000 and fiscal years subsequent are as follows:

       2000                                                                                    $ 22,500
       2001                                                                                      90,000
       2002                                                                                      90,000
       2003                                                                                      90,000
       2004                                                                                      90,000
       2005                                                                                      90,000
       Thereafter                                                                                22,500
                                                                                             ----------
                                                                                                495,000
       Less: Amount representing interest                                                       (85,130)
                                                                                             ----------
                                                                                              $ 409,870
                                                                                             ==========

HIGHTOUCH TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD FROM APRIL 1, 1999 TO DECEMBER 21, 1999
--------------------------------------------------------------------------------

4      SAVINGS PLAN

       Effective January 1, 1999, the Company established a defined contribution savings plan (the Plan) under Section 401(k) of the Internal Revenue Code for all eligible employees. The Plan allows employees to defer up to 15% of their total compensation up to a maximum allowed on an annual basis under Internal Revenue Service regulations. The Company is not required to match any deferrals; however, the Company, may, at its discretion, make profit sharing contributions to the Plan. For the period from April 1, 1999 to December 21, 1999, the Company did not make a matching contribution to the Plan.


5.     OPERATING LEASES

       The Company leases office space under non-cancelable operating leases expiring in various years through 2001. Rental expense under non-cancelable operating leases was approximately $113,338 for the period ended December 21, 1999.

       Future minimum lease payments under non-cancelable operating leases having remaining terms in excess of one year for the remainder of fiscal year 2000 and fiscal years subsequent are as follows:

             2000                                                      $ 25,171
             2001                                                       110,793
             2002                                                        87,802
             2003                                                        70,004
                                                                      ----------
                                                                      $ 293,770
                                                                      ----------


6.     SERIES A PREFERRED

       During 1998, the Company amended its articles of incorporation to authorize the issuance of up to 511,716 shares of convertible series A preferred stock (Series A Preferred), with a $.01 par value. In February 1999, the Company conducted a private placement of 441,177 shares of Series A Preferred for an aggregate amount of approximately $1.5 million, net of approximately $125,000 of offering cost.

       During the period from April 1, 1999 to December 21, 1999, the Company issued an additional 64,705 shares of Series A Preferred stock for an aggregate amount of $208,975, net of $11,025 of offering costs.

       The Series A Preferred will be automatically converted into shares of common stock on a one-for-one basis subject to certain anti-dilutive provisions upon the closing of a public offering equal to at least $10,000,000 or greater than $10 a share. In addition, the holders of the Series A Preferred shall have the right, at their option at any time, to convert shares into common stock on a one-for-one basis. Series A Preferred dividend declarations are under the sole discretion of the Board. There is no accumulation provision on undeclared dividends. Additionally, no dividends are able to be declared on common stock unless prior to or contemporaneously therewith, an equal amount per share is declared on Series A Preferred. Series A Preferred shareholders are entitled to preferences on liquidation and have a right to vote on all matters equal to one vote per share.

       The holders of Series A Preferred stock have the right to elect one of the Board of Directors (the Board) of the Company.

       WARRANTS
       The Company issued warrants to purchase 124,999 shares of the Company's common stock in conjunction with the $500,000 note payable issued in the period from April 1, 1999 to December 21, 1999. The fair value of the warrants issued was calculated using the Black-Scholes valuation model, and $424,114 was recognized as interest expense in the period from April 1, 1999 to December 21, 1999. A total of 256,171 warrants were outstanding and exercisable at December 21, 1999 with a weighted average exercise price of $1.21 per share and a weighted average remaining contracted life of 4.8 years.

HIGHTOUCH TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD FROM APRIL 1, 1999 TO DECEMBER 21, 1999
--------------------------------------------------------------------------------



7.     STOCK OPTION PLAN

       In August 1999, the Company adopted the HighTouch Technologies, Inc. 1999 Stock Option Plan ("Stock Option Plan"). The Stock Option plan provides the Board of Directors to award up to 345,345 shares of the Company's common stock in the form of nonqualified or incentive stock options. Nonqualified stock options may be awarded at a price not less than 85% of the fair market value of the stock at the date of the award. Incentive stock options must be awarded at a price not less than 100% of the fair market value of the stock at the date of the award or 110% of fair market value of the stock at the date of the awards to more than 10% stockholders. Options granted under the Stock Option Plan may have a term of up to 10 years. Options vest over three years at the rate of 33.33% of the total grant each year. However, the Board of Directors may, at its discretion, implement a different vesting schedule with respect to any new stock option grant. At December 21, 1999, options outstanding had a
       10.0 weighted average remaining contractual life and no options were exercisable.

       Transactions relating to employees of the Company under the Company's Stock Option Plan during the period from April 1, 1999 to December 21, 1999 is summarized as follows:


                                                                                WEIGHTED-
                                                                                  AVERAGE
                                                                                 EXERCISE
                                                                SHARES             PRICE


Outstanding, March 31, 1999                                              -         $ -

    Granted                                                         88,500         $ 3.40
                                                             --------------

Outstanding, December 21, 1999                                      88,500         $ 3.40
                                                             --------------     -------------


       The Company applies Accounting Principles Board Opinion No. 25 and related Interpretations in accounting for its stock-based compensation. Had compensation cost for the Company's stock-based compensation awards to the Company's employees been determined based on the fair value at the grant dates of awards consistent with the method of Financial Accounting Standards Board Statement No. 123 ("FAS 123"), the Company's net loss for the period April 1, 1999 to December 31, 1999 would have been reduced to the pro forma amounts indicated below:

Net loss
    As reported                                                           $ (1,889,671)
    Pro forma                                                               (1,899,168)


       The fair value of each option grant is estimated on the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions used for grants during the period from April 1, 1999

 HIGHTOUCH TECHNOLOGIES, INC. NOTES TO FINANCIAL STATEMENTS FOR THE PERIOD FROM APRIL 1, 1999 TO DECEMBER 21, 1999
 -------------------------------------------------------------------------------
       to December 21, 1999: dividend yield of 0.0%; risk-free interest rates of 6.55%; expected volatility of 0% and expected lives of 4 years. The weighted average fair value of the stock options granted in the period from April 1, 1999 to December 21, 1999 was $ 0.77 per share.



8.     INCOME TAXES

       At December 21, 1999, principally all of the Company's deferred tax asset of approximately $1.4 million related to its net operating loss carryforward. The Company has provided a valuation allowance against this deferred tax asset since, based on the weight of available evidence, it is more likely than not that the deferred tax asset will not be realized. The income tax benefit, computed by applying the federal statutory rate to loss before taxes, and the actual benefit for income taxes differ due to the valuation allowance. As of December 21, 1999, the Company had a net operating loss of approximately $3.5 million available to reduce future federal income taxes. This net operating loss carryforward will begin to expire in 2018 and is subject to limitation in any given year in the event of certain changes in ownership as set forth in the Internal Revenue Code and related Treasury Regulations.


9.     CUSTOMER AND VENDOR CONCENTRATIONS

       For the period from April 1, 1999 to December 21, 1999, the Company derived approximately $1,147,341 (81%) of revenues from customer A and $274,496 (19%) of revenues from customer B.

       The Company has relied almost exclusively on a single supplier for software implementation and support. For the period from April 1, 1999 to December 21, 1999, approximately 78% of cost of revenues are represented by this supplier.

HIGHTOUCH TECHNOLOGIES, INC.
NOTES TO FINANCIAL STATEMENTS
FOR THE PERIOD FROM APRIL 1, 1999 TO DECEMBER 21, 1999
--------------------------------------------------------------------------------

11.    COMMITMENTS

       The Company entered into employment agreements with its executives effective August 1, 1998. The contracts terminate on July 31, 2001 with one-year renewal options. Total base compensation provided for in the agreements for the remainder of fiscal year 2000 and fiscal years subsequent are as follows:


             2000                                                                                 $  82,500
             2001                                                                                   364,000
             2002                                                                                   125,000
                                                                                             ---------------
                                                                                                  $ 571,500
                                                                                             ---------------

       The Company has also entered into a software marketing agreement with an unrelated third party. The agreement requires the Company to pay royalties based upon percentages of future sales of specified software.


12.    SUBSEQUENT EVENT

       On December 21, 1999, Kipling Investments Labuan Limited acquired 100% of the outstanding common stock, preferred stock and warrants of the Company. The purchase price totaled $14,628,062 in cash and was accounted for by the Company as a purchase.